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                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                       Date of Report:  May 3, 1994



                      LAURENTIAN CAPITAL CORPORATION

                       Commission File No.:  0-8403


     Incorporated in the            I.R.S. Employer Identification No.
     State of Delaware                         59-1611314

                          640 Lee Road Suite 303
                         Wayne, Pennsylvania 19087


                       Registrant's Telephone Number
                     Including Area Code: 610/889-7400
















                         Exhibit Index at page 4.
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     Item 5.  Other Events.
              -------------

          The Company entered into a Management Services Agreement with Desjardins Laurentian Financial Corporation dated May 3, 1994, a copy of which is attached hereto as Exhibit 10.2.1 and made a part hereof.

     Item 6.   Exhibits.
               ---------

        Exhibit 10.2.1 Management Services Agreement between the Company and Desjardins Laurentian Financial Corporation dated May 3, 1994.



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                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LAURENTIAN CAPITAL CORPORATION



                                   BY:   /s/ Bernhard M. Koch
                                      ---------------------------
                                        Bernhard M. Koch
                                        Secretary

     June 17, 1994
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                                 EXHIBIT INDEX

                                                                   Page
                                                                  Number
                                                                  ------
     Exhibit 10.2.1   Management Services Agreement between the      5
                      Company and Desjardins Laurentian Financial
                      Corporation dated May 3, 1994.

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